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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                               AMENDMENT NO. 1

                                      TO

                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)      December 7, 1999
                                                --------------------------------



                              JUST FOR FEET, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                                   0-23570                  52-2098043
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(State or other jurisdiction          (Commission File Number)             (IRS Employer
of incorporation)                                                Identification No.)

7400 Cahaba Valley Road, Birmingham, Alabama                                       35242
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code        (205)408-3000
                                                   -----------------------------



                                Not applicable
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         (Former name or former address, if changed since last report)


Amended items:  Item 7. Financial Statements and Exhibits.

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Item 7.  Financial Statements and Exhibits.
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     (c)  Exhibits:   16   Letter to the Securities and Exchange Commission from
                           Deloitte & Touche LLP

                                      -1-

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                    JUST FOR FEET, INC.



                                    By: /s/ Armand J. Carrano
                                        -------------------------------------
                                        Armand J. Carrano
                                        Interim Chief Financial Officer


Dated: January 3, 2000
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